OTHER OPERATING GAINS	6 Months Ended
Jun. 30, 2021
Operating Income (Loss) [Abstract]
OTHER OPERATING GAINS	OTHER OPERATING GAINS
Other operating gains for the six months ended June 30, 2021 and June 30, 2020 are as follows:

(in thousands of $)	2021	2020
Gain on termination of vessel lease	—	7,409
Gain on sale of vessel	—	12,354
Gain on settlement of claim	—	3,422
Gain on pool arrangements	1,048	766
Other gains	85	268
Other operating gains	1,133	24,219

In February 2020, the Company agreed with SFL to terminate the long-term charter for the 2002-built VLCC Front Hakata upon the sale and delivery of the vessel by SFL to an unrelated third party. Frontline received a compensation payment of $3.2 million from SFL for the termination of the current charter and recognized a gain on termination of $7.4 million. The charter with SFL terminated in February 2020.

In March 2020, the Company recorded a $3.4 million gain on settlement of a claim.

In April, 2020, the Company sold one VLCC previously recorded as an investment in finance lease at a purchase price of $25.5 million. The vessel was delivered to its buyers in June 2020 and the Company recorded a gain on sale of $12.4 million.

In the six months ended June 30, 2021, the Company recorded a gain on pool arrangements of $1.0 million (2020: gain of $0.8 million) and a further $0.1 million (2020: $0.3 million) in relation to other miscellaneous settlements.